                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

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                                  Avigen, Inc.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                                      LOGO
                         1201 Harbor Bay Parkway, #1000

                           Alameda, California 94502
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        To Be Held on November 12, 1999
                            ------------------------

TO THE STOCKHOLDERS OF AVIGEN, INC.:

     NOTICE IS HEREBY Given that the Annual Meeting of Stockholders of AVIGEN, INC., a Delaware corporation (the "Company"), will be held on Friday, November 12, 1999, at 9:00 a.m. local time at the offices of the Company, 1201 Harbor Bay Parkway, #1000, Alameda, California 94502 for the following purpose:

     1. To elect two directors to hold office until the 2002 Annual Meeting of Stockholders and until their successors are elected.

     2. To approve an amendment to the Company's 1996 Equity Incentive Plan to increase the aggregate number of shares of common stock authorized for issuance under such plan from 1,300,000 shares to 1,900,000 shares, and to increase the maximum number of shares that may be covered by stock options or stock appreciation rights granted to a plan participant in a calendar year from 100,000 shares to 500,000 shares.

     3. To approve an amendment to the Company's 1996 Non-Employee Directors' Stock Option Plan to increase the size of automatic annual grants of nonstatutory stock options under such plan from 5,000 shares to 7,500 shares.

     4. To ratify the selection of Ernst & Young, LLP as independent auditors of the Company for its fiscal year ending June 30, 2000.

     5. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     The Board of Directors has fixed the close of business on October 8, 1999, as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

                                      By Order of the Board of Directors

                                  Thomas J. Paulson Signature
                                      Thomas J. Paulson
                                      Secretary
Alameda, California
October 19, 1999

     ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                                      LOGO
                         1201 HARBOR BAY PARKWAY, #1000

                           ALAMEDA, CALIFORNIA 94502
                            ------------------------

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                               NOVEMBER 12, 1999
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                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed proxy is solicited on behalf of the Board of Directors of Avigen, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on November 12, 1999, at 9:00 a.m. local time (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at 1201 Harbor Bay Parkway, #1000, Alameda, California 94502. The Company intends to mail this proxy statement and accompanying proxy card on or about October 19, 1999, to all stockholders entitled to vote at the Annual Meeting.

SOLICITATION

     The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

VOTING RIGHTS AND OUTSTANDING SHARES

     Only holders of record of Common Stock at the close of business on October 8, 1999 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on October 8, 1999 the Company had outstanding and entitled to vote 12,488,926 shares of Common Stock.

     Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

     All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved.

REVOCABILITY OF PROXIES

     Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office, 1201 Harbor Bay Parkway, #1000, Alameda, California 94502, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

STOCKHOLDER PROPOSALS

     Proposals of stockholders that are intended to be presented at the Company's 2000 Annual Meeting of Stockholders must be received by the Company not later than June 21, 2000 in order to be included in the proxy statement and proxy relating to that Annual Meeting. The deadline for submitting a stockholder proposal or a nomination for director that is not to be included in such proxy statement is September 13, 2000. Stockholders are also advised to review the Company's By-laws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     The Company's Amended and Restated Certificate of Incorporation and Amended and Restated By-laws provide that the Board of Directors shall be divided into three classes, each class consisting, as nearly as possible, of one-third of the total number of directors, with each class having a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the Board of Directors) shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until such director's successor is elected and qualified, or until such director's earlier death, resignation or removal.

     The Board of Directors is presently composed of five members. At the Annual Meeting, the term of office of the two current Class I Directors shall expire. Each of the nominees for election to this class is currently a director of the Company, and was previously elected by the stockholders. If elected at the Annual Meeting, each nominee would serve until the 2002 Annual Meeting of Stockholders and until his successor is elected and has qualified, or until such director's earlier death, resignation or removal.

     Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the two nominees named below. In the event that either nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that either nominee will be unable to serve.

     Set forth below is biographical information for each person nominated and each person whose term of office as a director will continue after the Annual Meeting.

NOMINEES FOR ELECTION FOR A THREE-YEAR TERM EXPIRING AT THE 2002 ANNUAL MEETING

CLASS I DIRECTORS

ZOLA HOROVITZ, PH.D.

     Zola Horovitz, Ph.D., 65, has served as a director of the Company since November 1994. From 1991 through May 1994, Dr. Horovitz served as Vice President, Business Development and Planning and from 1990 to 1991 as Vice President, Licensing at Bristol-Myers Squibb Co. ("Bristol-Myers"), a pharmaceutical and healthcare products company. Prior to this, Dr. Horovitz served from 1959 through 1989 in various positions at the Squibb Institute for Medical Research, including Vice President, Research, Planning & Scientific Liaison, Vice President, Drug Development, and Vice President, Biological and Pharmaceutical R&D. Dr. Horovitz currently serves on the Board of Directors of Biocryst Pharmaceuticals, Diacrin, Inc., Roberts Pharmaceuticals, Magainin Pharmaceuticals, Procept Corp., Synaptic Pharmaceuticals and Clinicor, Inc., all of which are biotechnology companies. From 1975 through 1993 Dr. Horovitz served on the Scientific Advisory Council at Princeton University and from 1976 through 1989 on the Advisory Board of Rutgers University College of Pharmacy. Dr. Horovitz received a Ph.D. in Pharmacology, and both a M.S. in Pharmacology and B.S. in Pharmacy from the University of Pittsburgh.

YUICHI IWAKI, M.D., PH.D.

     Yuichi Iwaki, M.D., Ph.D., 50, has served as a director of the Company since November 1994. Since 1992, Dr. Iwaki has held two professorships at the University of Southern California School of Medicine in the Departments of Urology and Pathology, and is Director of the Transplantation Immunology and Immunogenetic Laboratory. In addition, he holds visiting professorships at University of California, Irvine, School of Medicine and Nihon University School of Medicine in Japan and at the University of Pittsburgh School of Medicine. Prior to joining the University of Southern California Medical School faculty in 1992, Dr. Iwaki held professorships at the University of Pittsburgh in the Departments of Surgery and Pathology from 1989 through 1991. Dr. Iwaki received an M.D. and a Ph.D. from Sapporo Medicine School in Sapporo, Japan.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE NAMED NOMINEES.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2000 ANNUAL MEETING

CLASS II DIRECTORS

PHILIP J. WHITCOME, PH.D.

     Philip J. Whitcome, Ph.D., 52, has served as a director of the Company since December 1992. In April 1995, Dr. Whitcome was elected Chairman of the Board and from March 1996 to September 1996 he served as acting Chief Financial Officer. From 1988 to 1994, Dr. Whitcome was President and Chief Executive Officer of Neurogen Corporation, a biopharmaceutical company. From 1981 to 1988, Dr. Whitcome was employed at Amgen Inc. ("Amgen"), a biopharmaceutical company, serving most recently as Director of Strategic Planning. Prior to joining Amgen, he served as Manager of Corporate Development for Medical Products at Bristol-Myers, and held research and marketing management positions with the Diagnostics Division of Abbott Laboratories, a pharmaceutical and medical products company. Dr. Whitcome holds a Ph.D. in Molecular Biology from the University of California at Los Angeles, a M.B.A. from the Wharton School at the University of Pennsylvania and a B.S. in Physics from Providence College.

JOHN K.A. PRENDERGAST, PH.D.

     John K.A. Prendergast, Ph.D., 45, is a co-founder of the Company and has served as a director of the Company since December 1992. He is currently President of SummerCloud Bay Inc., a consulting firm providing services to the biotechnology industry. From December 1992 to March 1996, Dr. Prendergast also served as a Vice President and the Treasurer of the Company. Dr. Prendergast served as a Managing Director of Paramount Capital Investments, LLC, The Castle Group, Ltd., a medical technology venture capital firm, from 1991 to 1996. Dr. Prendergast is a co founder and director of a number of publicly held biotechnology companies including AVAX Technologies, Inc., Avigen, Inc., Palatin Technology Inc., and Xenometrix Inc. Dr. Prendergast received M.Sc. and Ph.D. degrees from the University of New South Wales, Sydney, Australia and a C.S.S. in Administration and Management from Harvard University.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2001 ANNUAL MEETING

CLASS III DIRECTOR

JOHN MONAHAN, PH.D.

     John Monahan, Ph.D., 53, has served as President, Chief Executive Officer and a director of the Company since its inception in 1992. Prior to joining Avigen, Dr. Monahan was Vice President of Research and Development at Somatix Therapy Corporation ("Somatix"), a gene therapy company, from 1989 to 1992, where he was responsible for the initiation and development of all research programs. From 1983 to 1988, he was Director of Molecular and Cell Biology at Berlex Laboratories, a pharmaceutical company. From 1981 to 1983, he was Group Research Chief at Hoffmann La Roche, a pharmaceutical company. Dr. Monahan received his Ph.D. in biochemistry from McMaster University, Hamilton, Canada and his B.S. in science from University College, Dublin, Ireland.

BOARD COMMITTEES AND MEETINGS

     During the fiscal year ended June 30, 1999 the Board of Directors held 11 meetings. The Board has an Audit Committee and a Compensation Committee.

     The Audit Committee meets with the Company's independent auditors to review the results of the annual audit and discuss the financial statements, it recommends to the Board the independent auditors to be retained and receive and consider the accountants' comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls. The Audit Committee is composed of two non-employee directors: Drs. Horovitz and Prendergast. It met 3 times during the fiscal year ended June 30, 1999.

     The Compensation Committee makes recommendations concerning salaries and incentive compensation, awards stock options to employees and consultants under the Company's stock option plans and otherwise determines compensation levels and performs such other functions regarding compensation as the Board may delegate. The Compensation Committee is composed of two non-employee directors:
Dr. Horovitz and Dr. Prendergast. It met 3 times during the fiscal year ended June 30, 1999.

     The Board of Directors has no standing Nominating Committee or any committee performing the functions of such committee.

     During the fiscal year ended June 30, 1999, all of the directors attended at least 75% of the aggregate of the total of meetings of the Board of Directors and the committees on which they served during the period for which they were a director or committee member, respectively.

                                   PROPOSAL 2

             APPROVAL OF THE 1996 EQUITY INCENTIVE PLAN, AS AMENDED

     In March 1996, the Board of Directors adopted, and the stockholders subsequently approved, the Company's 1996 Equity Incentive Plan (the "Incentive Plan") under which 600,000 shares of the Company's Common Stock were reserved for issuance. In September 1997, the Board approved an amendment to the Incentive Plan, which the stockholders approved, to enhance the flexibility of the Board and the Compensation Committee in granting stock options to the Company's employees and to modify the requirements related to stockholder approval of amendments to the Incentive Plan to bring the Incentive Plan into conformity with and take advantage of new regulations under Section 16 of the Exchange Act. The amendment increased the number of shares authorized for issuance under the Incentive Plan from a total of 600,000 shares to 1,300,000 shares.

     At June 30, 1999, options (net of canceled or expired options) covering an aggregate of 917,713 shares of the Company's Common Stock had been granted under the Incentive Plan, and only 382,287 shares (plus any shares that might in the future be returned to the plans as a result of cancellations or expiration of options) remained available for future grant under the Incentive Plan. During the last fiscal year, under the Incentive Plan, the Company granted to all current executive officers as a group options to purchase 227,812 shares at exercise prices of $3.125 to $5.875 per share and to all employees (excluding executive officers) as a group options to purchase 234,439 shares at exercise prices of $1.875 to $6.313 per share. Each Named Executive Officer received options as set forth in the table under "Executive Compensation -- Stock Option Grants and Exercises."

     Section 162(m) of the Internal Revenue Code of 1986, as amended ("Code"), generally denies a corporate income tax deduction to publicly held corporations for taxable compensation paid to the chief executive officer and the four other highest paid officers of the corporation to the extent that the compensation paid to one of those individuals exceeds $1 million. Gains on the exercise of a stock option or stock appreciation rights may be considered compensation subject to Section 162(m). An exception to this tax law applies for compensation that is considered to be performance based. For purposes of the exception, gains on stock options (that are granted with a fair market value exercise price) or stock appreciation rights (measured from the stock's fair market value) that are granted pursuant to a plan that limits the number of shares of the corporation's common stock that may are covered by a stock option or stock appreciation rights granted in any one year may be considered performance based. The Incentive Plan currently limits the number of shares of common stock that may be issued pursuant to a stock option or that may be used to measure the gain that may be received on a stock appreciation right in any calendar year to 100,000 shares.

     In September 1999, the Board approved an amendment to the Incentive Plan, subject to stockholder approval, to further enhance the flexibility of the Board and the Compensation Committee in granting stock options to the Company's employees and to preserve the Company's tax deductions on stock options and stock appreciation rights granted to its employees as permitted by Code Section 162(m). The amendment increased the number of shares authorized for issuance under the Incentive Plan from a total of 1,300,000 shares to 1,900,000 shares and increased the maximum number of shares that may be covered by stock options or stock appreciation rights granted to a plan participant in a calendar year from 100,000 shares to 500,000 shares. The Board adopted this amendment to ensure that the Company can continue to grant stock options to employees at levels determined appropriate by the Board and the Compensation Committee.

     Stockholders are requested in this Proposal 2 to approve the Incentive Plan, as amended. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and voting at the meeting will be required to approve the Incentive Plan, as amended. Abstentions will be counted towards the tabulation of votes cast and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2.

     The essential features of the Incentive Plan are outlined below:

GENERAL

     Under the Incentive Plan incentive stock options and stock appreciation rights appurtenant thereto may be granted to employees, and nonstatutory stock options, stock appreciation rights, restricted stock purchase awards, and stock bonuses may be granted to employees, directors and consultants. To date only incentive stock options and nonstatutory stock options have been awarded under the Incentive Plan. Incentive stock options granted under the Incentive Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Nonstatutory stock options granted under the Incentive Plan are intended not to qualify as incentive stock options under the Code. See "Federal Income Tax Information" for a discussion of the tax treatment of the various awards included in the Incentive Plan.

PURPOSE

     The Incentive Plan provides a means by which selected employees and directors of, and consultants to, the Company, and its affiliates, may be given an opportunity to purchase Common Stock of the Company or receive stock appreciation rights. The Company, by means of the Incentive Plan, seeks to retain the services of persons who are now employees of or consultants to the Company or its affiliates, to secure and retain the services of new employees and consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its affiliates.

FORMS OF BENEFIT

     The Incentive Plan provides for incentive stock options, nonstatutory stock options, restricted stock purchase awards, stock bonuses and stock appreciation rights (collectively "Stock Awards"). Stock appreciation rights authorized for issuance under the Incentive Plan may be tandem stock appreciation rights, concurrent stock appreciation rights or independent stock appreciation rights. Tandem and concurrent stock appreciation rights are generally subject to the same terms and conditions of the particular option grant to which they pertain. Independent stock appreciation rights are granted independently of any option and are generally subject to the same terms and conditions applicable to nonstatutory stock options.

ADMINISTRATION

     The Incentive Plan is administered by the Board unless and until the Board delegates administration to a committee composed of two or more Board members, who may be non-employee directors (unless the Board expressly declares that such requirement shall not apply) and may also be, in the discretion of the Board, outside directors. If administration is delegated to a committee, such committee will have, in connection with the administration of the Incentive Plan, the powers possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Incentive Plan, as may be adopted from time to time by the Board. The Board or the committee may delegate to a committee of one or more members of the Board the authority to grant Stock Awards to eligible persons who are not then subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and/or who are either (i) not then employees covered by Section 162(m) of the Code and are not expected to be covered by Section 162(m) of the Code at the time of recognition of income resulting from such Stock Award, or (ii) not persons with respect to whom the Company wishes to avoid the application of Section 162(m) of the Code. The Board may abolish such committee at any time and revest in the Board the administration of the Incentive Plan. The Board has delegated the administration of the Incentive Plan to the Compensation Committee, and references to the Board include the Compensation Committee.

     The Board has the power to determine from time to time which of the persons eligible under the Incentive Plan shall be granted awards, the type of awards to be granted, when and how each award shall be granted, to construe and interpret the Incentive Plan and awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board may correct any defect in the Incentive Plan or in any award agreement to make the Incentive Plan fully effective.

SHARES SUBJECT TO THE PLAN

     Pursuant to the September 1999 amendment, and subject to approval of this Proposal 2, the Common Stock that may be sold pursuant to awards under the Incentive Plan shall not exceed in the aggregate one million nine hundred thousand (1,900,000) shares of the Company's Common Stock. If any award expires or terminates, in whole or in part, without having been exercised in full, the stock not purchased under such award will revert to and again become available for issuance under the Incentive Plan. Shares subject to stock appreciation rights will not be available for subsequent issuance under the Incentive Plan. The Common Stock subject to the Incentive Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

SECTION 162(m) LIMIT

     Pursuant to the September 1999 amendment, and subject to approval of this Proposal 2 and the provisions of the Incentive Plan relating to adjustments upon changes in stock, no participant shall be eligible to be granted stock options and stock appreciation rights in a calendar year covering more than five hundred thousand (500,000) shares of the Company's Common Stock.

ELIGIBILITY

     Incentive stock options and stock appreciation rights appurtenant thereto may be granted only to employees. Nonstatutory stock options, restricted stock purchase awards, stock appreciation rights and stock bonuses may be granted to employees, directors or consultants.

     No person is eligible for the grant of an incentive stock option if, at the time of grant, such person owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company unless the exercise price of such option is at least one hundred ten percent (110%) of the fair market value of such Common Stock subject to the option at the date of grant and the option is not exercisable after the expiration of five (5) years from the date of grant, or in the case of a restricted stock purchase award, the purchase price is at least one hundred percent (100%) of the fair market value of Common Stock subject to the award at date of grant. In addition, no person shall be eligible to be granted options and stock appreciation rights covering more than one hundred thousand (100,000) shares (500,000 shares if this Proposal 2 is approved) of the Company's Common Stock in any calendar year.

TERM AND TERMINATION

     No option is exercisable after the expiration of ten (10) years from the date it was granted.

     In the event an optionee's continuous status as an employee, director or consultant is terminated, the optionee may exercise his or her option (to the extent that the optionee was entitled to exercise it at the time of termination) but generally only within the earlier of (i) the date three (3) months after the termination of the optionee's continuous status as an employee, director or consultant (or such longer or shorter period specified in the option agreement at the time of grant), or (ii) the expiration of the term of the option as set forth in the option agreement.

     An optionee's option agreement may also provide that if the exercise of the option following the termination of the optionee's continuous status as an employee, director, or consultant would result in liability under Section 16(b) of the Exchange Act, then the option shall terminate on the earlier of (i) the expiration of the term of the option set forth in the option agreement, or (ii) the tenth (10th) day after the last date on which such exercise would result in such liability under Section 16(b) of the Exchange Act. Finally, an optionee's option agreement may also provide that if the exercise of the option following the termination of the optionee's continuous status as an employee, director or consultant would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Securities Act, then the option shall terminate on the earlier of (i) the expiration of the term of the option as set forth in the immediately preceding paragraph, or (ii) the expiration of a period of three (3) months after the termination of the optionee's continuous status as an employee, director or consultant during which the exercise of the option would not be in violation of such registration requirements.

     In the event an optionee's continuous status as an employee, director or consultant terminates as a result of the optionee's death or disability, the optionee (or such optionee's estate, heirs or beneficiaries) may exercise his or her option, but only within the period ending on the earlier of (i) twelve (12) months following such termination (or such longer or shorter period as specified in the option agreement at the time of grant) or (ii) the expiration of the term of the option as set forth in the option agreement.

     In the event a stock bonus or restricted stock recipient's continuous status as an employee, director or consultant terminates, the Company may repurchase or otherwise reacquire any or all of the shares of stock held by that person which have not vested as of the date of termination under the terms of the stock bonus or restricted stock purchase agreement between the Company and such person.

EXERCISE PRICE

     The exercise price of each incentive stock option will not be less than one hundred percent (100%) of the fair market value of the Company's Common Stock on the date of grant. The exercise price of each nonstatutory stock option will not be less than eighty-five percent (85%) of the fair market value on the date of grant. The purchase price of restricted stock will not be less than eighty-five percent (85%) of the fair market value of the Company's Common Stock on the date such award is made. Stock bonuses may be awarded in consideration for past services actually rendered to the Company or for its benefit.

CONSIDERATION

     The purchase price of stock acquired pursuant to a Stock Award is paid either in cash at the time of exercise or purchase, or (if determined by the Board at the time of grant for an option) by deferred payment or other arrangement or in any other form of legal consideration that may be acceptable to the Board, including, in the case of an option, and in the discretion of the Board at the time of the grant of an option, by delivery to the Company of other Common Stock of the Company. In the case of any deferred payment arrangement, interest will be payable at least annually and will be charged at the minimum rate of interest necessary to avoid the treatment as interest of amounts that are not stated to be interest.

TRANSFERABILITY

     An incentive stock option will not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the incentive stock option is granted only by such person. A nonstatutory stock option, stock bonus, or restricted stock award generally will not be transferable except by will or by the laws of descent and distribution or pursuant to a domestic relations order. Some nonstatutory stock option agreements may provide for very limited transferability. In addition, an optionee may designate a beneficiary who may exercise his or her option after death.

VESTING

     The total number of shares of stock subject to an option may, but need not, be allotted in periodic installments. The option agreement may provide that from time to time during each of such installment periods, the option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the option became vested but was not fully exercised. The option agreement may also provide that an optionee may exercise an option prior to full vesting, provided that the Company may have a repurchase right with respect to any unvested shares.

     Restricted stock purchase awards and stock bonuses granted under the Incentive Plan may be granted pursuant to a repurchase option in favor of the Company in accordance with a vesting schedule determined by the Board.

ADJUSTMENTS UPON CHANGES IN STOCK

     If any change is made in the Common Stock subject to the Incentive Plan, or subject to any Stock Award, without receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the class(es) and maximum number of shares subject to the Incentive Plan, the maximum annual award applicable under the Incentive Plan and the class(es) and number of shares and price per share of stock subject to outstanding Stock Awards will be appropriately adjusted.

     In the event of a merger, consolidation, liquidation, dissolution or the sale of substantially all of the Company's assets or a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, any surviving corporation shall assume any Stock Awards outstanding under the Incentive Plan or shall substitute similar awards for those outstanding under the Incentive Plan, or such Stock Awards shall continue in full force and effect. In the event a surviving corporation refuses to assume such Stock Awards or substitute similar awards, then, with respect to Stock Awards held by persons then performing services as employees, directors or consultants, the time during which such Stock Awards may be exercised shall be accelerated prior to completion of such transaction and such Stock Awards terminated if not exercised prior to such transaction.

AMENDMENT OF THE INCENTIVE PLAN

     The Board at any time, and from time to time, may amend the Incentive Plan. However, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will require stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code, Rule 16b-3 promulgated under Section 16 of the Exchange Act or any Nasdaq or securities exchange requirements.

TERMINATION OR SUSPENSION OF THE INCENTIVE PLAN

     The Board may suspend or terminate the Incentive Plan at any time. Unless sooner terminated, the Incentive Plan shall terminate in March 2006. No Stock Awards may be granted under the Incentive Plan while the Incentive Plan is suspended or after it is terminated.

FEDERAL INCOME TAX INFORMATION

     Incentive Stock Options. Incentive stock options under the Incentive Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code.

     There generally are no federal income tax consequences to the optionee or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the optionee's alternative minimum tax liability, if any.

     If an optionee holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the optionee upon exercise of the option, any gain or loss on a disposition of such stock will be capital gain or loss. Generally, if the optionee disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), at the time of disposition, the optionee will realize taxable ordinary income equal to the lesser of (a) the excess of the stock's fair market value on the date of exercise over the exercise price, or (b) the optionee's actual gain, if any, on the purchase and sale. The optionee's additional gain, or any loss, upon the disqualifying disposition will be a capital gain or loss, which will be long-term, mid-term or short term depending on how long the optionee holds the stock. Capital gains are generally subject to lower tax rates than ordinary income. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to
Section 16 of the Exchange Act.

     To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

     Nonstatutory Stock Options. There are no tax consequences to the optionee or the Company by reason of the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionee normally will recognize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the option exercise price. Generally, with respect to employees, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee. Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. Such gain or loss will be long term or short-term depending on how long the optionee holds the stock. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

     Potential Limitation on Company Deductions. Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain employees in a taxable year to the extent that compensation exceeds $1 million for a covered employee. It is possible that compensation attributable to awards granted in the future under the Incentive Plan, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

     Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with Treasury Regulations issued under Section 162(m), compensation attributable to stock options will qualify as performance-based compensation, provided that: (i) the stock award plan contains a per-employee limitation on the number of shares for which stock options and stock appreciation rights may be granted during a specified period; (ii) the per-employee limitation is approved by the stockholders; (iii) the award is granted by a compensation committee comprised solely of "outside directors;" and (iv) the exercise price of the award is no less than the fair market value of the stock on the date of grant. Compensation attributable to restricted stock will qualify as performance-based compensation, provided that: (i) the award is granted by a compensation committee comprised solely of "outside directors"; and (ii) the purchase price of the award is no less than the fair market value of the stock on the date of grant. Stock bonuses qualify as performance-based compensation under the Treasury regulations only if: (i) the award is granted by a compensation committee comprised solely of "outside directors;" (ii) the award is granted (or exercisable) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain; (iii) the compensation committee certifies in writing prior to the granting (or exercisability) of the award that the performance goal has been satisfied; and (iv) prior to the granting (or exercisability) of the award, stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount (or formula used to calculate the amount) payable upon attainment of the performance goal).

NEW PLAN BENEFITS

     Alan McClelland joined the Company as Vice President, Research and Development, in April of 1999. Mr. McClelland was granted an option on 120,000 shares of Common Stock of which 20,000 are conditioned upon the approval of the stockholders of the Company of this Proposal 2 which amends the Company's 1996 Equity Incentive Plan to raise the maximum number of shares that may be covered by a stock option granted in any calendar year to a plan participant from 100,000 to 500,000 shares.

                                   PROPOSAL 3

                  APPROVAL OF THE 1996 NON-EMPLOYEE DIRECTORS'
                         STOCK OPTION PLAN, AS AMENDED

     In March 1996, the Board of Directors of the Company adopted, and in April 1996 the stockholders subsequently approved, the 1996 Non-Employee Directors' Stock Option Plan ("Directors' Plan"). In September 1999, the Board of Directors of the Company amended the Directors' Plan, subject to stockholder approval, to increase the number of shares subject to automatic annual grants under the Directors' Plan from 5,000 shares to 7,500 shares. There are 200,000 shares of Common Stock reserved for issuance under the Directors' Plan.

     As of June 30, 1999, options (net of canceled or expired options) covering an aggregate of 85,000 shares of the Company's Common Stock had been granted under the Directors' Plan. Only 115,000 shares of Common Stock (plus any shares that might in the future be returned to the Directors' Plan as a result of cancellations or expiration of options or the reacquisition by the Company of issued shares) remained available for future grant under the Directors' Plan.

     Stockholders are requested in this Proposal 3 to approve the amendment to the Directors' Plan increasing the number of shares subject to automatic annual grants under the Directors' Plan from 5,000 shares to 7,500 shares. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the amendment to the Directors' Plan. Abstentions will be counted towards the tabulation of votes cast and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 3.

     The essential features of the Directors' Plan are outlined below:

GENERAL

     The Directors' Plan provides for the automatic grant of nonstatutory stock options. Options granted under the Directors' Plan are not intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code. See "Federal Income Tax Information" for a discussion of the tax treatment of nonstatutory stock options.

PURPOSE

     The Board adopted the Directors' Plan to provide a means by which non-employees directors of the Company may be given an opportunity to purchase stock in the Company, to assist in retaining the services of such persons, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for the success of the Company. Three of the current directors of the Company are eligible to participate in the Directors' Plan.

ADMINISTRATION

     The Board administers the Directors' Plan. The Board has the power to construe and interpret the Directors' Plan but not to determine the persons to whom or the dates on which options will be granted, the number of shares to be subject to each option, the time or times during the term of each option within which all or a portion of such option may be exercised, the exercise price, the type of consideration or the other terms of the option.

     The Board has the power, which it has not yet exercised, to delegate administration of the Directors' Plan to a committee composed of not fewer than two members of the Board. As used herein with respect to the Directors' Plan, the "Board" refers to any committee the Board appoints as well as to the Board itself.

ELIGIBILITY

     The Directors' Plan provides that options may be granted only to non-employee directors of the Company. A "non-employee director" is defined in the Directors' Plan as a director of the Company who is not otherwise an employee of the Company or any affiliate.

STOCK SUBJECT TO THE DIRECTORS' PLAN

     An aggregate of 200,000 shares of Common Stock is reserved for issuance under the Directors' Plan. If options granted under the Directors' Plan expire or otherwise terminate without being exercised, the shares of Common Stock not acquired pursuant to such options again becomes available for issuance under the Directors' Plan. If the Company reacquires unvested stock issued under the Directors' Plan, the reacquired stock will again become available for reissuance under the Directors' Plan.

TERMS OF OPTIONS

     The following is a description of the terms of options under the Directors' Plan. Individual option grants may not be more restrictive as to the terms described.

     Automatic Grants. An option to purchase 15,000 shares of the Company's Common Stock is automatically granted to each person who is elected for the first time to be a non-employee director of the Company. In addition, options to purchase 5,000 shares (7,500 shares if this Proposal 3 is approved) of the Company's Common Stock are automatically granted at each annual meeting of the Company's stockholders to each non-employee director who has served for the entire preceding year, or a prorated number of options for each non-employee director who has served for less than the full preceding year.

     Exercise Price; Payment. The exercise price of options may not be less than 100% of the fair market value of the stock subject to the option on the date of the grant. At September 30, 1999, the closing price of the Company's Common Stock as reported on the Nasdaq National Market System was $12.00 per share.

     The exercise price of options granted under the Directors' Plan must be paid in one of the following manners (i) in cash at the time the option is exercised, (ii) by delivery of other Common Stock of the Company or (iii) a combination of (i) and (ii).

     Repricing. In the event of a decline in the value of the Company's Common Stock, the Board does not have the authority to offer optionholders the opportunity to replace outstanding higher priced options with new lower priced options.

     Option Exercise. Options granted under the Directors' Plan become exercisable ("vest") with respect to one-third of such shares on each anniversary of the date of grant, provided that the optionholder has continuously served as a non-employee director or employee of or consultant to the Company ("service"). The Board does not have the power to accelerate the time during which an option may vest or be exercised. Options granted under the Directors' Plan do not permit exercise prior to vesting. To the extent provided by the terms of an option, an optionholder may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing the Company to withhold a portion of the stock otherwise issuable to the optionholder, by delivering already-owned Common Stock of the Company or by a combination of these means.

     Term. The term of options under the Directors' Plan is 10 years. Options under the Directors' Plan terminate 12 months after termination of the optionholder's service unless the optionholder dies before the optionholder's service has terminated, or within 12 months after termination of such service, in which case the option may be exercised (to the extent the option was exercisable at the time of the optionholder's death) within 18 months of the optionholder's death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution. An optionholder may designate a beneficiary who may exercise the option following the optionholder's death. The option term is not extended in the event that exercise of the option within these periods.

     Other Provisions. The option agreement may contain such other terms, provisions and conditions not inconsistent with the Directors' Plan as determined by the Board.

RESTRICTIONS ON TRANSFER

     The optionholder may transfer an option otherwise than by will or by the laws of descent and distribution.

ADJUSTMENT PROVISIONS

     Transactions not involving receipt of consideration by the Company, such as a merger, consolidation, reorganization, stock dividend, or stock split, may change the class and number of shares of Common Stock subject to the Directors' Plan and outstanding options. In that event, the Directors' Plan will be appropriately adjusted as to the class and the maximum number of shares of Common Stock subject to the Directors' Plan, and outstanding options will be adjusted as to the class, number of shares and price per share of Common Stock subject to such options.

EFFECT OF CERTAIN CORPORATE EVENTS

     The Directors' Plan provides that, in the event of a dissolution, liquidation or sale of substantially all of the assets of the Company, specified types of merger, or other corporate reorganization ("change in control"), the vesting and the time during which such options may be exercised will be accelerated. An outstanding option will terminate if the optionholder does not exercise it before a change in control. The acceleration of an option in the event of an acquisition or similar corporate event may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of the Company.

DURATION, AMENDMENT AND TERMINATION

     The Board may suspend or terminate the Directors' Plan without stockholder approval or ratification at any time. Unless sooner terminated, the Directors' Plan will terminate upon a change in control.

     The Board may also amend the Directors' Plan at any time or from time to time. However, no amendment will be effective unless approved by the stockholders of the Company within 12 months before or after its adoption by the Board if the amendment would change any provision of the Directors' Plan in any way if such modification requires stockholder approval in order to comply with Rule 16b-3 of the Exchange Act or satisfy the requirements of Section 422 of the Code or any securities exchange listing requirements. However, the Board may not amend the Plan more than once every six months with respect to the provisions of the Plan that relate to the amount, price and timing of grants, other than to comport with changes in the Code, or applicable regulation or rulings thereunder. The Board may submit any other amendment to the Directors' Plan for stockholder approval.

FEDERAL INCOME TAX INFORMATION

     Long-term capital gains currently are generally subject to lower tax rates than ordinary income or short-term capital gains. The maximum long-term capital gains rate for federal income tax purposes is currently 20% while the maximum ordinary income rate and short-term capital gains rate is effectively 39.6%. Slightly different rules may apply to optionholders who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

     Nonstatutory Stock Options. Nonstatutory stock options granted under the Directors' Plan generally have the following federal income tax consequences:

     There are no tax consequences to the optionholder or the Company by reason of the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionholder normally will recognize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the option exercise price. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the participant elects to be taxed on receipt of the stock. If the optionholder becomes an employee, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionholder.

     Upon disposition of the stock, the optionholder will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option (or vesting of the stock). Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to optionholders who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

                                   PROPOSAL 4

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors has selected Ernst & Young LLP as the Company's independent auditors for the fiscal year ending June 30, 2000, and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. Ernst & Young LLP, has audited the Company's financial statements since its inception in 1992. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

     Stockholder ratification of the selection of Ernst & Young LLP as the Company's independent auditors is not required by the Company's Amended and Restated Bylaws or otherwise. However, the Board is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

     The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Ernst & Young LLP. Abstentions will be counted towards the tabulation of votes cast and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 4.

                                   MANAGEMENT

EXECUTIVE OFFICERS OF THE COMPANY

     The names of the executive officers of the Company and certain information about them are set forth below:

                   NAME                     AGE                     POSITION
                   ----                     ---                     --------
Philip J. Whitcome, Ph.D. ................  51    Chairman of the Board
John Monahan, Ph.D. ......................  53    President, Chief Executive Officer and
                                                  Director
Thomas J. Paulson.........................  53    Vice President, Finance and Chief Financial
                                                  Officer and Secretary
Alan McClelland...........................  43    Vice President, Research and Development
Kenneth G. Chahine, Ph.D., J.D. ..........  34    Vice President, Business Development

     Biographical information about Drs. Whitcome and Monahan is set forth under Proposal 1 above.

     Thomas J. Paulson was appointed Vice President, Finance and Chief Financial Officer and Secretary of the Company effective September 20, 1996. Prior to joining Avigen, Mr. Paulson was president of Paulson Associates, a biotechnology consulting firm. From its inception in 1989 until 1994, Mr. Paulson was Chief Financial Officer of Neurogen Corporation. From 1986 to 1989, he was Director of Finance at CibaCorning Diagnostics, Gilford Systems. From 1984 to 1986, Mr. Paulson served as financial director at Quidel Corporation. From 1971 to 1984, Mr. Paulson held various financial management positions at Abbott Laboratories. Mr. Paulson holds a M.B.A. from the University of Chicago Graduate School of Business and a B.B.A. in Accounting from Loyola University in Chicago.

     Alan McClelland was appointed Vice President, Research and Development in April of 1999. From 1997 until joining Avigen, Mr. McClelland was Vice President of Research at Genetic Therapy Inc., and from 1992 to 1997 served as its Director of Molecular Biology.

     Kenneth Chahine, J.D., Ph.D. was appointed Vice President, Business Development in February of 1998. Prior to joining Avigen, Dr. Chahine worked at the patent law firm of Madson and Metcalf, P.C. in Salt Lake City from 1994 to 1998. Between 1992 and 1993, Dr. Chahine worked as a research scientist at Parke-Davis Pharmaceuticals and held another research scientist post at the University of Utah Department of Human Genetics from 1994 through 1996. Dr. Chahine also serves as Western Regional News and Legal Correspondent for Nature Biotechnology. Dr. Chahine holds a J.D. from the University of Utah and a Ph.D. in Biochemistry and Molecular Biology form the University of Michigan.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the ownership of the Company's Common Stock as of September 1, 1999 by: (i) each director and nominee for director; (ii) each of the executive officers named in the Summary Compensation Table employed by the Company in that capacity on June 30, 1999;
(iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent of its Common Stock.

                                                              BENEFICIAL OWNERSHIP(1)
                                                              -----------------------
                                                              NUMBER OF    PERCENT OF
                      BENEFICIAL OWNER                         SHARES        TOTAL
                      ----------------                        ---------    ----------
Philip J. Whitcome, Ph.D.(2)................................    539,435       4.35
John Monahan, Ph.D.(3)......................................    272,127       2.19
Yuichi Iwaki, M.D., Ph.D.(4)................................    184,946       1.49
John K. A. Prendergast, Ph.D.(5)............................     63,608          *
Zola Horovitz, Ph.D.(6).....................................     13,465          *
Thomas J. Paulson(7)........................................     92,042          *
Kenneth G. Chahine(8).......................................     26,250          *
All executive officers and directors as a group (8
  persons)(9)...............................................  1,206,873       9.74

---------------
 *  Less than one percent.

(1) This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G if any filed with the Securities and Exchange Commission (the "SEC"). Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 12,381,494 shares outstanding on September 1, 1999, adjusted as required by rules promulgated by the SEC.

(2) Includes 520,248 shares issuable upon the exercise of options held by Dr. Whitcome that are exercisable within 60 days of the date of this table. Also includes 19,187 shares of Common Stock held by the Whitcome Family Trust. Dr. Whitcome is a trustee of the Whitcome Family Trust and disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

(3) Includes 40,823 shares issuable upon the exercise of options held by Dr. Monahan that are exercisable within 60 days of the date of this table. Also includes 115,652 shares held by Nazil Monahan over which Dr. Monahan has voting rights.

(4) Includes 42,497 shares issuable upon the exercise of options held by Dr. Iwaki that are exercisable within 60 days, warrants to purchase 88,374 shares of Common Stock and 3,000 shares of Common Stock held in the names of members of Mr. Iwaki's immediate family. Also includes 5,130 shares of Common Stock, and warrants to purchase 3,221 shares of Common Stock held by the Aries Domestic Fund and warrants to purchase 37,081 shares of common stock held by Iwaki & Associates. Dr. Iwaki is a director of the Aries Domestic Fund and partner of Iwaki & Associates and disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

(5) Includes 5,000 shares issuable upon the exercise of options held by Dr. Prendergast that are exercisable within 60 days of this table.

(6) Includes 13,465 shares issuable upon the exercise of options held by Dr. Horovitz that are exercisable within 60 days of the date of this table.

(7) Includes 91,042 shares issuable upon the exercise of options held by Mr. Paulson that are exercisable within 60 days of the date of this table.

(8) Includes 26,250 shares issuable upon the exercise of options held by Dr. Chahine that are exercisable within 60 days of the date of this table.

(9) Includes shares described in the notes above, as applicable. Includes an aggregate of 883,001 shares issuable upon exercise of certain options and warrants which certain executive officers and directors of the Company have the right to acquire within 60 days of the date of this table.

COMPLIANCE WITH THE REPORTING REQUIREMENTS OF SECTION 16(a)

     Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act") requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended June 30, 1999, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

EXECUTIVE COMPENSATION

  Compensation of Directors

     The members of the Board of Directors currently receive one thousand dollars ($1,000.00) in cash compensation per Board meeting attended for their services as members of the Board of Directors and are eligible for reimbursement for their expenses incurred in connection with attendance at Board meetings in accordance with Company policy.

     The members of the Audit Committee and Compensation Committee currently receive five hundred dollars ($500.00) in cash compensation per committee meeting attended for their services as members of the Audit Committee or Compensation Committee and are eligible for reimbursement for their expenses incurred in connection with attendance at committee meetings in accordance with Company policy.

     Each non-employee director of the Company also receives stock options grants under the 1996 Non-Employee Directors' Stock Option Plan (the "Directors' Plan"). The maximum number of shares of Common Stock that may be issued pursuant to options granted under the Directors' Plan is 200,000. The Directors' Plan is administered by the Board of Directors, unless the Board delegates administration to a committee comprised of not less than two members of the Board.

     Option grants under the Directors' Plan are non-discretionary. On the date of the annual meeting of stockholders each year, each member of the Company's Board of Directors who is not an employee of the Company and has served as a non-employee director since the previous year's annual meeting of stockholders is automatically granted under the Directors' Plan, without any further action by the Company, the Board of Directors or the stockholders of the Company, an option to purchase 5,000 shares of Common Stock of the Company. If the non-employee director has not served as a director since the previous year's annual meeting of stockholders he or she shall be automatically granted an option to purchase the number of shares of Common Stock of the Company (rounded up to the nearest whole share) determined by multiplying 5,000 shares by a fraction, the numerator of which is the number of days the person continuously has been a non-employee director as of the date of such grant and the denominator of which is 365. No other options may be granted at any other time under the Directors' Plan.

     The exercise price of options under the Directors' Plan is equal to 100% of the fair market value of the Common Stock subject to the option on the date of the grant. Options granted under the Directors' Plan may not be exercised until the date upon which such optionee, or the affiliate of such optionee, as the case may be, has provided one year of continuous service as a non-employee director following the date of grant of such option, whereupon such option shall become exercisable as to 33% of the option shares, 34% of the option shares shall become exercisable two years after the date of grant, and 33% shall become exercisable three years after the date of grant, in accordance with its terms. The term of option granted under the directors' Plan is ten years. The Directors' Plan will terminate in March 2006, unless earlier terminated by the Board.

     In the event of a merger, consolidation, reverse reorganization, dissolution, sale of substantially all of the assets of the Company, or certain other changes in the beneficial ownership of the Company's securities representing at least 50% change of such ownership, the options outstanding under the Directors' Plan will automatically become fully vested and will terminate if not exercised prior to such event.

     In the fiscal year ended June 30, 1999, the compensation of the non-employee directors included options to Drs. Whitcome, Horovitz, Iwaki and Prendergast to purchase 5,000 shares each, of Common Stock at an exercise price of $2.00 per share the fair market value of such Common Stock on the date of grant. As of September 1, 1999, no options had been exercised under the Directors' Plan.

                            SUMMARY OF COMPENSATION

     The following table shows for the fiscal years ended June 30, 1999, 1998 and 1997, compensation awarded or paid to, or earned by, the Company's Chief Executive Officer and its other four most highly compensated executive officers at June 30, 1999 (the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE

                                                                                LONG TERM
                                                                              COMPENSATION
                                                          ANNUAL                AWARDS(1)
                                                       COMPENSATION     -------------------------
                                                     ----------------   SECURITIES    ALL OTHER
                                                     SALARY    BONUS    UNDERLYING   COMPENSATION
        NAME AND PRINCIPAL POSITION           YEAR     ($)      ($)     OPTIONS(#)      ($)(2)
        ---------------------------           ----   -------   ------   ----------   ------------
Philip J. Whitcome, Ph.D. ..................  1999   100,000   25,000         --         5,092
  Chairman of the Board
John Monahan, Ph.D. ........................  1999   210,000   50,000     22,500         2,236
  President and Chief                         1998   210,000       --     20,000         1,891
  Executive Officer                           1997   200,000       --     15,000         2,236
Thomas J. Paulson(3)........................  1999   167,000   30,000     22,500         5,092
  Chief Financial Officer                     1998   167,000       --     10,000         1,713
                                              1997   160,000       --    100,000        22,319(4)
Robert Maurer(5)............................  1999   115,117       --      2,812         1,464
  Former Vice President,                      1998   165,300       --     10,000         1,704
  Business Development                        1997   160,000       --    100,000        52,926(6)
Kenneth G. Chahine, Ph.D.(7)................  1999   126,459   17,500     60,000         1,464
  Vice President, Business Development

---------------
(1) The Company has no restricted stock awards, stock appreciation rights (SARs) or long-term incentive plans (LTIPs).

(2) Except as otherwise indicated, represents insurance premiums paid by the Company with respect to term life insurance for the benefit of the named executive.

(3) Mr. Paulson became an executive officer for the Company on September 20, 1996. His annualized salary for fiscal year ended June 30, 1997 was approximately $124,000.

(4) Represents reimbursement of $22,319 in relocation expenses in connection with Mr. Paulson's relocation to California.

(5) Mr. Maurer became an executive officer of the Company on November 4, 1996 and left the Company on February 28, 1999.

(6) Represents reimbursement of $52,926 in relocation expenses in connection with Mr. Maurer's relocation to California.

(7) Mr. Chahine joined the Company as Vice President, Business Development, in February 3, 1998.

                       STOCK OPTION GRANTS AND EXERCISES

     The Company has granted options to its executive officers under its 1993 Stock Option Plan (the "1993 Plan") and its 1996 Equity Incentive Plan (the "1996 Plan") (collectively the "Plans"). As of June 30, 1999, options to purchase a total of 969,216 shares were outstanding under the Plans and options to purchase 382,287 shares remained available for grant under the 1996 Plan. In March 1996, the Board of Directors determined that no further options would be granted under the 1993 Plan.

     The following tables show for the fiscal year ended June 30, 1999, certain information regarding options granted to, exercised by, and held at year end by, the Named Executive Officers:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                           POTENTIAL REALIZABLE
                                                    INDIVIDUAL GRANTS                        VALUE AT ASSUMED
                                  ------------------------------------------------------      ANNUAL RATES OF
                                               PERCENT OF                                       STOCK PRICE
                                              TOTAL OPTIONS                                  APPRECIATION FOR
                                  OPTIONS      GRANTED TO       EXERCISE OR                   OPTION TERM(1)
                                  GRANTED     EMPLOYEES IN      BASE PRICE    EXPIRATION   ---------------------
              NAME                (#)(2)    FISCAL YEAR(%)(3)     ($/SH)         DATE        5%($)      10%($)
              ----                -------   -----------------   -----------   ----------   ---------   ---------
Philip J. Whitcome, Ph.D. ......      --             --               --             --          --          --
John Monahan, Ph.D. ............  22,500           4.72            3.125       06/30/08      44,219     112,060
Thomas J. Paulson...............  22,500           4.72            3.125       06/30/08      44,219     112,060
Robert Maurer...................   2,812           0.59            3.125       11/30/99       5,526      14,005
Kenneth G. Chahine, Ph.D. ......  60,000          12.60            5.875       01/15/09     221,685     561,794

---------------
(1) The potential realizable value is based on the term of the option at the time of grant (10 years). Assumed stock price appreciation of 5% and 10% is used pursuant to rules promulgated by the commission. The potential realizable value is calculated by assuming that the stock price on the date of grant appreciates at the indicated rate, for the entire term of the option and that the option is exercised and sold on the last day of its term at the appreciated price. No gain to the optionee is possible unless the stock price increases over the option term.

(2) Options granted become exercisable at the rate of 6.25% of the shares subject to the option each quarter for four years. The options expire 10 years from the date of grant, or earlier upon termination of employment.

(3) Based on 476,251 options granted to employees and directors of, and consultants to, the Company during the fiscal year ended June 30, 1999.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR, AND FY-END OPTION VALUES

                                                                         NUMBER OF
                                                                         SECURITIES           VALUE OF
                                                                         UNDERLYING         UNEXERCISED
                                                                        UNEXERCISED         IN-THE-MONEY
                                                                         OPTIONS AT          OPTIONS AT
                                         SHARES                          FY-END(#)           FY-END($)
                                       ACQUIRED ON        VALUE         EXERCISABLE/        EXERCISABLE/
                NAME                   EXERCISE(#)     REALIZED($)    UNEXERCISABLE(1)    UNEXERCISABLE(2)
                ----                  -------------    -----------    ----------------    ----------------
Philip J. Whitcome, Ph.D............        --              --            520,248            2,844,945
John Monahan, Ph.D..................        --              --             32,923              114,592
Thomas Paulson......................        --              --             80,517              205,234
Robert Maurer.......................        --              --             62,812              129,959
Kenneth G. Chahine..................        --              --             31,250               49,219

---------------
(1) Reflects shares vested and unvested at June 30, 1998. Certain options granted under the 1993 Plan are immediately exercisable, but are subject to the Company's right to repurchase unvested shares on termination of employment.

(2) Fair market value of the Company's Common Stock at June 30, 1999 ($6.00) minus the exercise price of the options.

                             EMPLOYMENT AGREEMENTS

     In August 1992, the Company entered into an employment agreement with John Monahan, the Company's President and Chief Executive Officer. The employment agreement provides for, among other items: (i) a minimum base salary of at least $150,000 per year and (ii) severance payments and benefits at the standard compensation rate for 12 months or until new employment in the gene therapy field is commenced, unless termination is for just cause. The employment agreement automatically renews for successive one year periods unless 30 days prior written notice is provided by either party or unless terminated by either party for just cause.

     In August and October 1996, the Company entered into employment agreements with Thomas J. Paulson, the Company's Vice President and Chief Financial Officer, and with Robert M. Maurer, the Company's former Vice President, Business Development. The employment agreements provide for, among other items,
(i) a minimum base salary of $160,000 per year for Messrs. Paulson and Maurer, and (ii) options on 100,000 shares of common stock of Avigen at a price and vesting schedule to be determined by the Board.

     On February 28, 1999, the Company entered into a separation agreement with Robert M. Maurer, the former Vice President of Business Development. The agreement provided two months of salary and benefit continuation. The agreement also extended the duration for his stock options to expire from 90 days to 240 days.

     During the fiscal year, the Company established the Management Transition Plan. Under this plan, all executive officers and certain non-officers of the Company will receive salary and benefits under certain change of ownership situations. Officers will receive up to eighteen months of salary and benefits continuation if terminated within eighteen months following a "Change in Control" as defined in the Management Transition Plan.

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
                           ON EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE REPORT(1)

     The Compensation Committee of the Board of Directors ("Committee") is currently composed of Dr. Horovitz and Dr. Prendergast, neither of whom are currently officers or employees of the Company. The Committee is responsible for establishing the Company's compensation programs for all employees, including executives. For executive officers, the Committee evaluates performance and determines compensation policies and levels.

  Compensation Philosophy

     The primary goal of the compensation program is to align compensation with business objectives and performance. The Company's aim is to attract, retain and reward executive officers and other key employees who contribute to the long-term success of the Company and to motivate those individuals to enhance long-term stockholder value. To establish this relationship between executive compensation and creation of

---------------

(1) The material in this report is not "soliciting material," is not deemed "filed" with the SEC, and is not to be incorporated by reference into any filing of the Company under the 1933 Act or 1934 Act, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

stockholder value, the Board of Directors has adopted a total compensation package comprised of base salary, bonus and stock option awards. Key elements of this philosophy are:

     - The Company pays competitively with biotechnology companies with which the Company competes for talent.

     - The Company maintains annual incentive opportunities sufficient to provide motivation to achieve specific operating goals and to generate rewards that bring total compensation to competitive levels.

     - The Company provides significant equity-based incentives for executives and other key employees to ensure that they are motivated over the long-term to respond to the Company's business challenges and opportunities as owners and not just as employees.

     Base Salary. The Committee annually reviews each executive officer's base salary. Among the factors taken into consideration are (1) individual and corporate performance, (2) levels of responsibility, (3) prior experience, (4) breadth of knowledge of the industry, and (5) competitive pay practices.

     Bonus. The Company believes that executive performance may be maximized via a system of annual incentive awards. The actual incentive awards earned depend on the extent to which the Company and individual performance objectives are achieved. During the fiscal year, the Compensation Committee will review and approve the annual performance objectives for the Company and the individual officers. The Company's objectives consist of operating, strategic and financial goals that are considered to be critical to the Company's overall goal: building stockholder value. For the next fiscal year the Board of Directors determined that the primary goals in building stockholder value were:

     - understanding, identifying and developing products in the research pipeline as candidates for clinical testing

     - implementing strategies relating to the development of manufacturing capacity for clinical testing

     - establishing strategic corporate collaborations to facilitate product development and provide support for clinical testing

     - identifying additional potential uses for products which are currently under development

     Long-Term Incentives. The Company's long-term incentive program consists of the Plans. The Plans utilize vesting periods (generally four years) to encourage key employees to continue in the employ of the Company. Through option grants, executives receive significant equity incentives to build long-term stockholder value. The exercise price of options granted under the Plans generally is 100% of fair market value of the underlying stock on the date of grant. Employees receive value from these grants only if the Company's Common Stock appreciates over the long-term. The size of option grants is determined based on competitive practices at leading companies in the biotechnology industry and the Company's philosophy of significantly linking executive compensation with stockholder interests.

CHIEF EXECUTIVE OFFICER COMPENSATION

     Dr. Monahan's base salary, bonus and grants of stock options were determined in accordance with the criteria described in the "Base Salary," Bonus," and "Long Term Incentives" sections of this report. Dr. Monahan's Base Salary of $210,000 reflects the Board's subjective assessment of (1) his performance, (2) his skills in relation to other CEOs in the Company's industry,
(3) the Board's confidence in Dr. Monahan's ability to lead the Company's continued development, and (4) the Board's assessment of the Company's performance. Considering these factors, the Committee set Dr. Monahan's base annual salary through the fiscal year ending June 30, 1999 at $210,000.

CERTAIN TAX CONSIDERATIONS

     Section 162(m) of the Internal Revenue Code (the "Code") limits the Company to a deduction for federal income tax purposes of not more than $1 million of compensation paid to certain executive officers in a taxable year. Compensation above $1 million may be deducted if it is "performance-based compensation" within the meaning of the Code.

     The Board of Directors believes that at the present time it is unlikely that the compensation paid to any executive officer in a taxable year will exceed $1 million. Therefore, the Board of Directors has not established a policy for determining which forms of incentive compensation awarded to executive officers shall be designed to qualify "performance based compensation."

     From the disinterested members of the Board of Directors and Compensation
Committee:

         Zola Horovitz, Ph.D.
         John K.A. Prendergast, Ph.D.

PERFORMANCE MEASUREMENT COMPARISON(1)

     The following graph shows the total stockholder return of an investment of $100 in cash on June 30, 1999 for (i) the Company's Common Stock, (ii) the Nasdaq Stock Market (U.S.) and (iii) the American Stock Exchange Biotechnology Index (the "AMEX Biotech"). All values assume reinvestment of the full amount of all dividends and are calculated as of May 22nd and June of each year:

                                                      AVIGEN, INC.                    AMEX                       NASDAQ
                                                      ------------                BIOTECHNOLOGY                  ------
                                                                                      INDEX
                                                                                  -------------
5/22/95                                                    100                         100                         100
6/28/96                                                     88                          90                          95
6/30/97                                                     44                          92                         116
6/30/98                                                     44                          94                         152
6/30/99                                                     75                         138                         216

(1) This Section is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of the Company under the 1933 Act or the 1934 Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

                              CERTAIN TRANSACTIONS

     On April 15, 1999, Avigen completed the second closing of its private placement of its common stock and common stock warrants to overseas investors, raising approximately $13.1 million. Dr. Iwaki is a partner of Iwaki & Associates which acted as a placement agent in this sale of securities, and received $145,915, a warrant to purchase 18,084 shares of the Company's common stock at an exercise price of $6.60 per share and a warrant to purchase 18,000 shares of the Company's common stock at an exercise price of $6.05 per share.

     The Company has entered into employment agreements with certain of its officers. See "Employment Agreements."

INDEMNIFICATION

     The Company has entered into indemnity agreements with certain officers and directors which provide, among other things, that the Company will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he may be required to pay in actions or proceedings which he is or may be made a party be reason of his position as a director, officer or other agent of the Company, and otherwise to the full extent permitted under Delaware law and the Company's Amended and Restated Bylaws.

                                 OTHER MATTERS

     The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                                          By Order of the Board of Directors

                                      Thomas J. Paulson Signature
                                          Thomas J. Paulson
                                          Secretary

October 19, 1999

                                  AVIGEN, INC.

                           1996 EQUITY INCENTIVE PLAN

                             ADOPTED MARCH 29, 1996
                     APPROVED BY STOCKHOLDERS APRIL 30, 1996
                           AMENDED SEPTEMBER 12, 1997
                   APPROVED BY STOCKHOLDERS NOVEMBER 20, 1997
                           AMENDED SEPTEMBER 24, 1999

1. PURPOSES.

         (a) The purpose of the Plan is to provide a means by which selected Employees and Directors of and Consultants to the Company and its Affiliates may be given an opportunity to benefit from increases in value of the stock of the Company through the granting of (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) stock bonuses, (iv) rights to purchase restricted stock, and (v) Stock Appreciation Rights, all as defined below.

         (b) The Company, by means of the Plan, seeks to retain the services of persons who are now Employees, Directors or Consultants, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

         (c) The Company intends that the Stock Awards issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c), be either (i) Options granted pursuant to Section 6 hereof, including Incentive Stock Options and Nonstatutory Stock Options, (ii) stock bonuses or rights to purchase restricted stock granted pursuant to Section 7 hereof, or (iii) Stock Appreciation Rights granted pursuant to Section 8 hereof. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and in such form as issued pursuant to Section 6, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option.

2. DEFINITIONS.

         (a) "AFFILIATE" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

         (b) "BOARD" means the Board of Directors of the Company.

         (c) "CODE" means the Internal Revenue Code of 1986, as amended.

         (d) "COMMITTEE" means a Committee appointed by the Board in accordance with subsection 3(c) of the Plan.

         (e) "COMPANY" means Avigen, Inc., a Delaware corporation.

         (f) "CONCURRENT STOCK APPRECIATION RIGHT" or "CONCURRENT RIGHT" means a right granted pursuant to subsection 8(b)(2) of the Plan.

         (g) "CONSULTANT" means any person, including an advisor, engaged by the Company or an Affiliate to render consulting services and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

         (h) "CONTINUOUS STATUS AS AN EMPLOYEE, DIRECTOR OR CONSULTANT" means the employment or relationship as a Director or Consultant is not interrupted or terminated. The Board, in its sole discretion, may determine whether Continuous Status as an Employee, Director or Consultant shall be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave; or (ii) transfers between locations of the Company or between the Company, Affiliates or their successors.

         (i) "COVERED EMPLOYEE" means the chief executive officer and the four
(4) other highest compensated officers of the Company for whom total compensation is required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

         (j) "DIRECTOR" means a member of the Board.

         (k) "EMPLOYEE" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

         (l) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         (m) "FAIR MARKET VALUE" means, as of any date, the value of the Common Stock of the Company determined as follows:

                  (1) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market of The Nasdaq Stock Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

                  (2) If the Common Stock is quoted on The Nasdaq Stock Market (but not on the National Market thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the bid and asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

                  (3) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

         (n) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

         (o) "INDEPENDENT STOCK APPRECIATION RIGHT" or "INDEPENDENT RIGHT" means a right granted pursuant to subsection 8(b)(3) of the Plan.

         (p) "NON-EMPLOYEE DIRECTOR" means a Director who either (i) is not a current Employee or Officer of the Company or its parent or subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act ("Regulation S-K")), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

         (q) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

         (r) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

         (s) "OPTION" means a stock option granted pursuant to the Plan.

         (t) "OPTION AGREEMENT" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

         (u) "OPTIONEE" means an Employee or Consultant who holds an outstanding Option.

         (v) "OUTSIDE DIRECTOR" means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of the Treasury regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time, and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director, or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

         (w) "PLAN" means this Avigen, Inc. 1996 Equity Incentive Plan.

         (x) "STOCK APPRECIATION RIGHT" means any of the various types of rights which may be granted under Section 8 of the Plan.

         (y) "STOCK AWARD" means any right granted under the Plan, including any Option, any stock bonus, any right to purchase restricted stock, and any Stock Appreciation Right.

         (z) "STOCK AWARD AGREEMENT" means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.


         (aa) "TANDEM STOCK APPRECIATION RIGHT" or "TANDEM RIGHT" means a right granted pursuant to subsection 8(b)(1) of the Plan.

3. ADMINISTRATION.

         (a) The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

         (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

                  (1) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; whether a Stock Award will be an Incentive Stock Option, a Nonstatutory Stock Option, a stock bonus, a right to purchase restricted stock, a Stock Appreciation Right, or a combination of the foregoing; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to a Stock Award; whether a person shall be permitted to receive stock upon exercise of an Independent Stock Appreciation Right; and the number of shares with respect to which a Stock Award shall be granted to each such person.

                  (2) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

                  (3) To amend the Plan or a Stock Award as provided in Section 14.

                  (4) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

         (c) The Board may delegate administration of the Plan to a committee or committees of the Board composed of two (2) or more members (the "Committee"), all of the members of which Committee may be, in the discretion of the Board, Non-Employee Directors and/or Outside Directors. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or such a subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Notwithstanding anything to the contrary contained herein, the Board or the Committee may delegate to a committee of one or more members of the Board the authority to grant Stock Awards to eligible persons who (1) are not then subject to Section 16 of the Exchange Act and/or (2) are either (i) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award, or (ii) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code.

4. SHARES SUBJECT TO THE PLAN.

         (a) Subject to the provisions of Section 13 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate one million nine hundred thousand (1,900,000) shares of the Company's Common Stock. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan. Shares subject to Stock Appreciation Rights exercised in accordance with Section 8 of the Plan shall not be available for subsequent issuance under the Plan.

         (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5. ELIGIBILITY.

         (a) Incentive Stock Options and Stock Appreciation Rights appurtenant thereto may be granted only to Employees. Stock Awards other than Incentive Stock Options and Stock Appreciation Rights appurtenant thereto may be granted only to Employees, Directors or Consultants.

         (b) No person shall be eligible for the grant of an Incentive Stock Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of such stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant, or in the case of a restricted stock purchase award, the purchase price is at least one hundred percent (100%) of the Fair Market Value of such stock at the date of grant.

         (c) Subject to the provisions of Section 13 relating to adjustments upon changes in stock, no person shall be eligible to be granted Options and Stock Appreciation Rights covering more than five hundred thousand (500,000) shares of the Company's Common Stock in any calendar year.

6. OPTION PROVISIONS.

         Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

         (a) TERM. No Option shall be exercisable after the expiration of ten
(10) years from the date it was granted.

         (b) PRICE. The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted, and the exercise price of a Nonstatutory Stock Option shall be not less than eighty-five percent (85%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

         (c) CONSIDERATION. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised, or (ii) at the discretion of the Board or the Committee, at the time of the grant of the Option, (A) by delivery to the Company of other Common Stock of the Company, (B) according to a deferred payment arrangement, except that payment of the Common Stock's "par value" (as defined in the Delaware General Corporation Law) shall not be made by deferred payment, or other arrangement (which may include, without limiting the generality of the foregoing, the use of other Common Stock of the Company) with the person to whom the Option is granted or to whom the Option is transferred pursuant to subsection 6(d), or (C) in any other form of legal consideration that may be acceptable to the Board.

         In the case of any deferred payment arrangement, interest shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

         (d) TRANSFERABILITY. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Incentive Stock Option is granted only by such person. A Nonstatutory Stock Option may be transferred to the extent provided in the Option Agreement; provided that if the Option Agreement does not expressly permit the transfer of a Nonstatutory Stock Option, the Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person or any transferee pursuant to a domestic relations order. Notwithstanding the foregoing, the person to whom the Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

         (e) VESTING. The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option

Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

         (f) TERMINATION OF EMPLOYMENT OR RELATIONSHIP AS A DIRECTOR OR CONSULTANT. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates (other than upon the Optionee's death or disability), the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months after the termination of the Optionee's Continuous Status as an Employee, Director or Consultant (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

         An Optionee's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionee's Continuous Status as an Employee, Director, or Consultant (other than upon the Optionee's death or disability) would result in liability under Section 16(b) of the Exchange Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the Option Agreement, or (ii) the tenth (10th) day after the last date on which such exercise would result in such liability under
Section 16(b) of the Exchange Act. Finally, an Optionee's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionee's Continuous Status as an Employee, Director or Consultant (other than upon the Optionee's death or disability) would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the first paragraph of this subsection 6(f), or (ii) the expiration of a period of three (3) months after the termination of the Optionee's Continuous Status as an Employee, Director or Consultant during which the exercise of the Option would not be in violation of such registration requirements.

         (g) DISABILITY OF OPTIONEE. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates as a result of the Optionee's disability, the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

         (h) DEATH OF OPTIONEE. In the event of the death of an Optionee during, or within a period specified in the Option after the termination of, the Optionee's Continuous Status as an Employee, Director or Consultant, the Option may be exercised (to the extent the Optionee was entitled to exercise the Option at the date of death) by the Optionee's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionee's death pursuant to subsection 6(d), but only within the period ending on the earlier of (i) the date twelve (12) months following the date of death (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

         (i) EARLY EXERCISE. The Option may, but need not, include a provision whereby the Optionee may elect at any time while an Employee, Director or Consultant to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased may be subject to a repurchase right in favor of the Company or to any other restriction the Board determines to be appropriate.

         (j) RE-LOAD OPTIONS. Without in any way limiting the authority of the Board or Committee to make or not to make grants of Options hereunder, the Board or Committee shall have the authority (but not an obligation) to include as part of any Option Agreement a provision entitling the Optionee to a further Option (a "Re-Load Option") in the event the Optionee exercises the Option evidenced by the Option Agreement, in whole or in part, by surrendering other shares of common stock in accordance with this Plan and the terms and conditions of the Option Agreement. Any such Re-Load Option (i) shall be for a number of shares equal to the number of shares surrendered as part or all of the exercise price of such Option; (ii) shall have an expiration date which is the same as the expiration date of the Option the exercise of which gave rise to such Re-Load Option; and (iii) shall have an exercise price which is equal to one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Re-Load Option on the date of exercise of the original Option. Notwithstanding the foregoing, a Re-Load Option which is an Incentive Stock Option and which is granted to a 10% stockholder (as described in subsection 5(b)), shall have an exercise price which is equal to one hundred ten percent (110%) of the Fair Market Value of the stock subject to the Re-Load Option on the date of exercise of the original Option and shall have a term which is no longer than five (5) years.

         Any such Re-Load Option may be an Incentive Stock Option or a Nonstatutory Stock Option, as the Board or Committee may designate at the time of the grant of the original Option; provided, however, that the designation of any Re-Load Option as an Incentive Stock Option shall be subject to the one hundred thousand dollar ($100,000) annual limitation on exercisability of Incentive Stock Options described in subsection 12(d) of the Plan and in Section 422(d) of the

Code. There shall be no Re-Load Options on a Re-Load Option. Any such Re-Load Option shall be subject to the availability of sufficient shares under subsection 4(a) and the limits on the grants of Options under subsection 5(c) and shall be subject to such other terms and conditions as the Board or Committee may determine which are not inconsistent with the express provisions of the Plan regarding the terms of Options.

7. TERMS OF STOCK BONUSES AND PURCHASES OF RESTRICTED STOCK.

         Each stock bonus or restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. The terms and conditions of stock bonus or restricted stock purchase agreements may change from time to time, and the terms and conditions of separate agreements need not be identical, but each stock bonus or restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions as appropriate:

         (a) PURCHASE PRICE. The purchase price under each restricted stock purchase agreement shall be such amount as the Board or Committee shall determine and designate in such agreement but in no event shall the purchase price be less than eighty-five percent (85%) of the stock's Fair Market Value on the date such award is made. Notwithstanding the foregoing, the Board or the Committee may determine that eligible participants in the Plan may be awarded stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company for its benefit.

         (b) TRANSFERABILITY. Rights under a stock bonus or restricted stock purchase agreement shall be transferable by the grantee only upon such terms and conditions as are set forth in the applicable Stock Award Agreement, as the Board or the Committee shall determine in its discretion, so long as stock awarded under such Stock Award Agreement remains subject to the terms of the agreement.

         (c) CONSIDERATION. The purchase price of stock acquired pursuant to a stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board or the Committee, according to a deferred payment arrangement, except that payment of the Common Stock's "par value" (as defined in the Delaware General Corporation Law) shall not be made by deferred payment, or other arrangement with the person to whom the stock is sold; or (iii) in any other form of legal consideration that may be acceptable to the Board or the Committee in its discretion. Notwithstanding the foregoing, the Board or the Committee to which administration of the Plan has been delegated may award stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

         (d) VESTING. Shares of stock sold or awarded under the Plan may, but need not, be subject to a repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board or the Committee.

         (e) TERMINATION OF EMPLOYMENT OR RELATIONSHIP AS A DIRECTOR OR CONSULTANT. In the event a Participant's Continuous Status as an Employee, Director or Consultant terminates, the Company may repurchase or otherwise reacquire any or all of the shares of stock held by that person which have not vested as of the date of termination under the terms of the stock bonus or restricted stock purchase agreement between the Company and such person.

8. STOCK APPRECIATION RIGHTS.

         (a) The Board or Committee shall have full power and authority, exercisable in its sole discretion, to grant Stock Appreciation Rights under the Plan to Employees, Directors and Consultants. To exercise any outstanding Stock Appreciation Right, the holder must provide written notice of exercise to the Company in compliance with the provisions of the Stock Award Agreement evidencing such right. Except as provided in subsection 5(d), no limitation shall exist on the aggregate amount of cash payments the Company may make under the Plan in connection with the exercise of a Stock Appreciation Rights.

         (b) Three types of Stock Appreciation Rights shall be authorized for issuance under the Plan:

                  (1) TANDEM STOCK APPRECIATION RIGHTS. Tandem Stock Appreciation Rights will be granted appurtenant to an Option, and shall, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to the particular Option grant to which it pertains. Tandem Stock Appreciation Rights will require the holder to elect between the exercise of the underlying Option for shares of stock and the surrender, in whole or in part, of such Option for an appreciation distribution. The appreciation distribution payable on the exercised Tandem Right shall be in cash (or, if so provided, in an equivalent number of shares of stock based on Fair Market Value on the date of the Option surrender) in an amount up to the excess of (A) the Fair Market Value (on the date of the Option surrender) of the number of shares of stock covered by that portion of the surrendered Option in which the Optionee is vested over (B) the aggregate exercise price payable for such vested shares.

                  (2) CONCURRENT STOCK APPRECIATION RIGHTS. Concurrent Rights will be granted appurtenant to an Option and may apply to all or any portion of the shares of stock subject to the underlying Option and shall, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to the particular Option grant to which it pertains. A Concurrent Right shall be exercised automatically at the same time the underlying Option is exercised with respect to the particular shares of stock to which the Concurrent Right pertains. The appreciation distribution payable on an exercised Concurrent Right shall be in cash (or, if so provided, in an equivalent number of shares of stock based on Fair Market Value on the date of the exercise of the Concurrent Right) in an amount equal to such portion as shall be determined by the Board or the Committee at the time of the grant of the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Concurrent Right) of the vested shares of stock purchased under the underlying Option which have Concurrent Rights appurtenant to them over (B) the aggregate exercise price paid for such shares.

                  (3) INDEPENDENT STOCK APPRECIATION RIGHTS. Independent Rights will be granted independently of any Option and shall, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to Nonstatutory Stock Options as set forth in Section 6. They shall be denominated in share equivalents. The appreciation distribution payable on the exercised Independent Right shall be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Independent Right) of a number of shares of Company stock equal to the number of share equivalents in which the holder is vested under such Independent Right, and with respect to which the holder is exercising the Independent Right on such date, over (B) the aggregate Fair Market Value (on the date of the grant of the Independent Right) of such number of shares of Company stock. The appreciation distribution payable on the exercised Independent Right shall be in cash or, if so provided, in an equivalent number of shares of stock based on Fair Market Value on the date of the exercise of the Independent Right.

9. CANCELLATION AND RE-GRANT OF OPTIONS.

         (a) The Board or the Committee shall have the authority to effect, at any time and from time to time, (i) the repricing of any outstanding Options and/or any Stock Appreciation Rights under the Plan and/or (ii) with the consent of any adversely affected holders of Options and/or Stock Appreciation Rights, the cancellation of any outstanding Options and/or any Stock Appreciation Rights under the Plan and the grant in substitution therefor of new Options and/or Stock Appreciation Rights under the Plan covering the same or different numbers of shares of stock, but having an exercise price per share not less than: eighty-five percent (85%) of the Fair Market Value for a Nonstatutory Stock Option, one hundred percent (100%) of the Fair Market Value in the case of an Incentive Stock Option or, in the case of an Incentive Stock Option held by a 10% stockholder (as described in subsection 5(b)), not less than one hundred ten percent (110%) of the Fair Market Value per share of stock on the new grant date. Notwithstanding the foregoing, the Board or the Committee may grant an Option and/or Stock Appreciation Right with an exercise price lower than that set forth above if such Option and/or Stock Appreciation Right is granted as part of a transaction to which section 424(a) of the Code applies.

         (b) Shares subject to an Option or Stock Appreciation Right canceled under this Section 9 shall continue to be counted against the maximum award of Options and Stock Appreciation Rights permitted to be granted pursuant to subsection 5(c) of the Plan. The repricing of an Option and/or Stock Appreciation Right under this Section 9, resulting in a reduction of the exercise price, shall be deemed to be a cancellation of the original Option and/or Stock Appreciation Right and the grant of a substitute Option and/or Stock Appreciation Right; in the event of such repricing, both the original and the substituted Options and Stock Appreciation Rights shall be counted against the maximum awards of Options and Stock Appreciation Rights permitted to be granted pursuant to subsection 5(c) of the Plan. The provisions of this subsection 9(b) shall be applicable only to the extent required by Section 162(m) of the Code.

10. COVENANTS OF THE COMPANY.

         (a) During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of stock required to satisfy such Stock Awards.

         (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the Stock Award; provided, however, that this undertaking shall not require the Company to register under the Securities Act of 1933, as amended (the "Securities Act") either the Plan, any Stock Award or any stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Stock Awards unless and until such authority is obtained.

11. USE OF PROCEEDS FROM STOCK.

         Proceeds from the sale of stock pursuant to Stock Awards shall constitute general funds of the Company.

12. MISCELLANEOUS.

         (a) The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest pursuant to subsection 6(e), 7(d) or 8(b), notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

         (b) Neither an Employee, Director nor Consultant nor any person to whom a Stock Award is transferred in accordance with the Plan shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Stock Award unless and until such person has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

         (c) Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Employee, Consultant or other holder of Stock Awards any right to continue in the employ of the Company or any Affiliate or to continue acting as a Consultant or shall affect the right of the Company or any Affiliate to terminate the employment of any Employee with or without notice and with or without cause, or the right to terminate the relationship of any Consultant pursuant to the terms of such Consultant's agreement with the Company or Affiliate.

         (d) To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

         (e) The Company may require any person to whom a Stock Award is granted, or any person to whom a Stock Award is transferred in accordance with the Plan, as a condition of exercising or acquiring stock under any Stock Award,
(1) to give written assurances satisfactory to the Company as to such person's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Stock Award for such person's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise or acquisition of stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

         (f) To the extent provided by the terms of a Stock Award Agreement, the person to whom a Stock Award is granted may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under a Stock Award by any of the following means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of the Common Stock otherwise issuable to the participant as a result of the exercise or acquisition of stock under the Stock Award; or
(3) delivering to the Company owned and unencumbered shares of the Common Stock of the Company.

13. ADJUSTMENTS UPON CHANGES IN STOCK.

         (a) If any change is made in the stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan pursuant to subsection 4(a) and the maximum number of shares subject to award to any person during any calendar year pursuant to subsection 5(d), and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of shares and price per share of stock subject to such outstanding Stock Awards. Such adjustments shall be made by the Board or the Committee, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company.")

         (b) In the event of: (1) a dissolution, liquidation or sale of substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; or (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then to the extent permitted by applicable law: (i) any surviving corporation or an Affiliate of such surviving corporation shall assume any Stock Awards outstanding under the Plan or shall substitute similar Stock Awards for those outstanding under the Plan, or (ii) such

Stock Awards shall continue in full force and effect. In the event any surviving corporation and its Affiliates refuse to assume or continue such Stock Awards, or to substitute similar options for those outstanding under the Plan, then, with respect to Stock Awards held by persons then performing services as Employees, Directors or Consultants, the time during which such Stock Awards may be exercised shall be accelerated and the Stock Awards terminated if not exercised prior to such event.

14. AMENDMENT OF THE PLAN AND STOCK AWARDS.

         (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 13 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary in order for the Plan to satisfy the requirements of Section 422 of the Code, Rule 16b-3 or any Nasdaq of securities exchange listing requirements.

         (b) The Board may in its sole discretion submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

         (c) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees or Consultants with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

         (d) Rights and obligations under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless
(i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

         (e) The Board at any time, and from time to time, may amend the terms of any one or more Stock Award; provided, however, that the rights and obligations under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

15. TERMINATION OR SUSPENSION OF THE PLAN.

         (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate ten (10) years from the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

         (b) Rights and obligations under any Stock Award granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the consent of the person to whom the Stock Award was granted.

16. EFFECTIVE DATE OF PLAN.

         The Plan, as amended, shall become effective on such date, but no Options granted under the Plan, as amended, shall be exercised unless and until the Plan, as amended, has been approved by the stockholders of the Company.

                                  AVIGEN, INC.

                 1996 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

                             ADOPTED MARCH 29, 1996

                     APPROVED BY STOCKHOLDERS APRIL 30, 1996
             AMENDED BY THE BOARD OF DIRECTORS ON SEPTEMBER 24, 1999


1. PURPOSE.

         (a) The purpose of the Avigen, Inc. 1996 Non-Employee Directors' Stock Option Plan (the "Plan") is to provide a means by which each director of Avigen, Inc. a Delaware corporation (the "Company") who is not otherwise an employee of the Company or of any Affiliate of the Company (each such person being hereafter referred to as a "Non-Employee Director") will be given an opportunity to purchase stock of the Company.

         (b) The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended from time to time (the "Code").

         (c) The Company, by means of the Plan, seeks to retain the services of persons now serving as Non-Employee Directors of the Company, to secure and retain the services of persons capable of serving in such capacity, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

2. ADMINISTRATION.

         (a) The Plan shall be administered by the Board of Directors of the Company (the "Board") unless and until the Board delegates administration to a committee, as provided in subparagraph 2(b).

         (b) The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) members of the Board (the "Committee"). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

3. SHARES SUBJECT TO THE PLAN.

         (a) Subject to the provisions of paragraph 10 relating to adjustments upon changes in stock, the stock that may be sold pursuant to options granted under the Plan shall not exceed in the aggregate two hundred thousand (200,000) (after giving effect to the 4.43-for-1 reverse split of the Company's Common Stock) shares of the Company's Common Stock. If any option granted under the Plan shall for any reason expire or otherwise terminate without having been exercised in full, the stock not purchased under such option shall again become available for the Plan.

         (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

4. ELIGIBILITY.

         Options shall be granted only to Non-Employee Directors of the Company.

5. NON-DISCRETIONARY GRANTS.

         (a) Each person who is, after the Effective Date, elected for the first time to be a Non-Employee Director automatically shall, upon the date of initial election to be a Non-Employee Director by the Board or stockholders of the Company, be granted an option to purchase fifteen thousand (15,000) (after giving effect to the 4.43-for-1 reverse split of the Company's Common Stock) shares of Common Stock of the Company on the terms and conditions set forth herein.

         (b) At each annual meeting of the Company's stockholders after the Effective Date (i) each person who is then a Non-Employee Director and continuously has been a Non-Employee Director since the preceding annual meeting of the Company's stockholders automatically shall be granted an option to purchase seven thousand five hundred (7,500) (after giving effect to the 4.43-for-1 reverse split of the Company's Common Stock) shares of Common Stock of the Company on the terms and conditions set forth herein, and (ii) each other person who is then a Non-Employee Director automatically shall be granted an option to purchase, on the terms and conditions set forth herein, the number of shares of Common Stock of the Company (rounded up to the nearest whole share) determined by multiplying the seven thousand five hundred (7,500) shares by a fraction, the numerator of which is the number of days the person continuously has been a Non-Employee Director as of the date of such grant and the denominator of which is 365.

6. OPTION PROVISIONS.

         Each option shall be subject to the following terms and conditions:

         (a) The term of each option commences on the date it is granted and, unless sooner terminated as set forth herein, expires on the date ("Expiration Date") ten (10) years from the date of grant. If the optionee's service as a Non-Employee Director or employee of or consultant to the Company or any Affiliate terminates for any reason or for no reason, the option shall terminate on the earlier of the Expiration Date or the date twelve (12) months following the date of termination of all such service; provided, however, that if such termination of service is due to the optionee's death, the option shall terminate on the earlier of the Expiration Date or eighteen (18) months following the date of the optionee's death. In any and all circumstances, an option may be exercised following termination of the optionee's service as a Non-Employee Director or employee of or consultant to the Company or any Affiliate only as to that number of shares as to which it was exercisable on the date of termination of such service under the provisions of subparagraph 6(e).

         (b) The exercise price of each option shall be one hundred percent (100%) of the fair market value of the stock subject to such option on the date such option is granted.

         (c) Payment of the exercise price of each option is due in full in cash upon any exercise when the number of shares being purchased upon such exercise is fewer than 1,000 shares. However, when the number of shares being purchased upon an exercise is 1,000 or more shares, the optionee may elect to make payment of the exercise price under one of the following alternatives:

                        (i) Payment of the exercise price per share in cash or by check at the time of exercise; or

                        (ii) Provided that at the time of the exercise the Company's Common Stock is publicly traded and quoted regularly in the Wall Street Journal, payment by delivery of shares of Common Stock of the Company already owned by the optionee, held for the period required to avoid a charge to the Company's reported earnings, and owned free and clear of any liens, claims, encumbrances or security interest, which Common Stock shall be valued at its fair market value on the date preceding the date of exercise; or

                        (iii) Payment by a combination of the methods of payment specified in subparagraph 6(c)(i) and 6(c)(ii) above.

         Notwithstanding the foregoing, this option may be exercised pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which results in the receipt of cash (or check) by the Company prior to the issuance of shares of the Company's Common Stock.

         (d) An option shall not be transferable except by will or by the laws of descent and distribution, or pursuant to a qualified domestic relations order satisfying the requirements of Rule 16b-3 under the Securities Exchange Act of 1934 ("Rule 16b-3") and shall be exercisable during the lifetime of the person to whom the option is granted only by such person (or by his guardian or legal representative) or transferee pursuant to such an order. Notwithstanding the foregoing, the optionee may, by delivering written notice to the Company in a form satisfactory to the Company, designate a third party who, in the event of the death of the optionee, shall thereafter be entitled to exercise the option.

         (e) The option shall become exercisable in installments over a period of three (3) years from the date of grant commencing on the date one (1) year after the date of grant of the option, with thirty-three percent (33%) becoming exercisable one (1) year after the date of the grant, thirty-four percent (34%) becoming exercisable two (2) years after the date of grant and the remaining thirty-three percent (33%) becoming exercisable three (3) years after the date of grant; provided that the optionee has, during the entire period prior to such vesting date, continuously served as a Non-Employee Director or employee of or consultant to the Company or any Affiliate of the Company, whereupon such option shall become fully exercisable in accordance with its terms with respect to that portion of the shares represented by that installment.

         (f) The Company may require any optionee, or any person to whom an option is transferred under subparagraph 6(d), as a condition of exercising any such option: (i) to give written assurances satisfactory to the Company as to the optionee's knowledge and experience in financial and business matters; and
(ii) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the option for such person's own account and not with any present intention of selling or otherwise distributing the stock. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the option has been registered under a then-currently-effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or (ii), as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then-applicable securities laws.

         (g) Notwithstanding anything to the contrary contained herein, an option may not be exercised unless the shares issuable upon exercise of such option are then registered under the Securities Act or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act.

         (h) The Company (or a representative of the underwriters) may, in connection with the first underwritten registration of the offering of any securities of the Company under the Securities Act, require that any optionee not sell or otherwise transfer or dispose of any shares of Common Stock or other securities of the Company during such period (not to exceed one hundred eighty
(180) days) following the effective date of the registration statement of the Company filed under the Securities Act as may be requested by the Company or the representative of the underwriters.

7. COVENANTS OF THE COMPANY.

         (a) During the terms of the options granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such options.

         (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the options granted under the Plan; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any option granted under the Plan, or any stock issued or issuable pursuant to any such option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such options.

8. USE OF PROCEEDS FROM STOCK.

         Proceeds from the sale of stock pursuant to options granted under the Plan shall constitute general funds of the Company.

9. MISCELLANEOUS.

         (a) Neither an optionee nor any person to whom an option is transferred under subparagraph 6(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such option unless and until such person has satisfied all requirements for exercise of the option pursuant to its terms.

         (b) Throughout the term of any option granted pursuant to the Plan, the Company shall make available to the holder of such option, not later than one hundred twenty (120) days after the close of each of the Company's fiscal years during the option term, upon request, such financial and other information regarding the Company as comprises the annual report to the stockholders of the Company provided for in the Bylaws of the Company and such other information regarding the Company as the holder of such option may reasonably request.

         (c) Nothing in the Plan or in any instrument executed pursuant thereto shall confer upon any Non-Employee Director any right to continue in the service of the Company or any

Affiliate or shall affect any right of the Company, its Board or stockholders or any Affiliate to terminate the service of any Non-Employee Director.

         (d) No Non-Employee Director, individually or as a member of a group, and no beneficiary or other person claiming under or through him, shall have any right, title or interest in or to any option reserved for the purposes of the Plan except as to such shares of Common Stock, if any, as shall have been reserved for him pursuant to an option granted to him.

         (e) In connection with each option made pursuant to the Plan, it shall be a condition precedent to the Company's obligation to issue or transfer shares to a Non-Employee Director, or to evidence the removal of any restrictions on transfer, that such Non-Employee Director make arrangements satisfactory to the Company to insure that the amount of any federal or other withholding tax required to be withheld with respect to such sale or transfer, or such removal or lapse, is made available to the Company for timely payment of such tax.

         (f) As used in this Plan, "fair market value" means, as of any date, the value of the Common Stock of the Company determined as follows:

                  (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market of The Nasdaq Stock Market , the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

                  (ii) If the Common Stock is quoted on The Nasdaq Stock Market (but not on the National Market thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the bid and asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

                  (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

         Notwithstanding the foregoing, the Fair Market Value of the Common Stock for an option granted on the Effective Date shall be the price per share at which shares of Common Stock are first sold to the public in the Company's initial public offering.

10. ADJUSTMENTS UPON CHANGES IN STOCK.

         (a) If any change is made in the stock subject to the Plan, or subject to any option granted under the Plan (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Plan and outstanding options will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding options.

         (b) In the event of: (1) a dissolution, liquidation or sale of substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) any other capital reorganization (including a sale of stock of the Company to a single purchaser or single group of affiliated purchasers) after which less than fifty percent (50%) of the outstanding voting shares of the new or continuing corporation are owned by stockholders of the Company immediately before such transaction, the time during which options outstanding under the Plan may be exercised shall be accelerated to permit the optionee to exercise all such options in full prior to such event, and the options shall terminate if not exercised prior to such event.

11. AMENDMENT OF THE PLAN.

         (a) The Board at any time, and from time to time, may amend the Plan, provided, however, that the Board shall not amend the Plan more than once every six (6) months, with respect to the provisions of the Plan which relate to the amount, price and timing of grants, other than to comport with changes in the Code, or applicable regulations or rulings thereunder. Except as provided in paragraph 10 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve
(12) months before or after the adoption of the amendment, where the amendment will modify the Plan in any way if such modification requires stockholder approval in order for the Plan to comply with the requirements of Rule 16b-3.

         (b) Rights and obligations under any option granted before any amendment of the Plan shall not be impaired by such amendment unless (i) the Company requests the consent of the person to whom the option was granted and
(ii) such person consents in writing.

12. TERMINATION OR SUSPENSION OF THE PLAN.

         (a) The Board may suspend or terminate the Plan at any time. No options may be granted under the Plan while the Plan is suspended or after it is terminated.

         (b) Rights and obligations under any option granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the consent of the person to whom the option was granted.

         (c) The Plan shall terminate upon the occurrence of any of the events described in Section 10(b) above.

13. EFFECTIVE DATE OF PLAN; CONDITIONS OF EXERCISE.

         (a) The Plan shall become effective on the same day that the Company's initial public offering of shares of Common Stock becomes effective (the "Effective Date"), subject to the condition that the Plan is approved by the stockholders of the Company.

         (b) No option granted under the Plan shall be exercised or exercisable unless and until the condition of subparagraph 13(a) above has been met.

October 18, 1999



VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, NW
Judiciary Plaza
Washington, DC  20549

RE:      AVIGEN, INC.
         SEC FILE NO. 0-28272


Ladies and Gentlemen:

Enclosed for filing pursuant to Rule 14a-6 under the Securities Exchange Act of 1934, as amended, are the following materials:

        1. A Notice of Annual Meeting of Stockholders, Proxy Statement and form of Proxy to be used in connection with the 1999 Annual Meeting of Stockholders of Avigen, Inc. (the "Company"), to be held on November 12, 1999.

        2. The Company's 1996 Equity Incentive Plan, as amended, for which stockholder approval is solicited in Proposal 2 of the Proxy Statement and the Company's 1996 Non-Employee Directors' Stock Option Plan, as amended, for which stockholder approval is solicited in Proposal 3 of the Proxy Statement. These plans are submitted pursuant to Instruction 3 of Item 10 of Regulation 14A of the Commission. The Company currently expects to register the additional shares reserved for issuance under such plans on Form S-8 within the next year.

Very truly yours,

/s/ BRETT D. WHITE
-------------------------------
Brett D. White

Enclosures

cc:      Alan Mendelson
         Thomas J. Paulson
         Jaime Gonzalez

                                  AVIGEN, INC.
                   Proxy Solicited by the Board of Directors
                   For the Annual Meeting of the Stockholders
                        To be held on November 12, 1999


        The undersigned hereby appoints PHILIP J. WHITCOME and THOMAS J. PAULSON, and each of them, as the attorneys and proxies of the undersigned, with power of substitution, to vote all shares of the stock of Avigen, Inc., a Delaware corporation (the "Company"), which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Avigen, Inc. to be held at 1201 Harbor Bay Parkway, #1000, Alameda, California on Friday, November 12, 1999, at 9:00 a.m. local time, and at any and all continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4 AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

MANAGEMENT RECOMMENDS A VOTE FOR THE NOMINEES FOR DIRECTOR ON THE REVERSE SIDE OF THIS PROXY CARD.

[X]  PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE

PROPOSAL 1: To elect two directors to hold office until the 2002 Annual Meeting of Stockholders.

[ ] FOR the nominees listed to the right (except as marked below)

[ ]  WITHHOLD AUTHORITY to vote for all nominees listed at right

[ ]  NOMINEES:  Zola Horovitz, Ph.D.
                Yuichi Iwaki, M.D., Ph.D.

To withhold authority to vote for either nominee write such nominee's name below:

--------------------------------------------------------------------------------


                           (Continued on other side)



                                       1.

MANAGEMENT RECOMMENDS A VOTE FOR PROPOSAL 2, PROPOSAL 3 AND PROPOSAL 4.

PROPOSAL 2: To approve an amendment to the Company's 1996 Equity Incentive Plan to increase the aggregate number of shares of common stock authorized for issuance under such plan from 1,300,000 shares to 1,900,000 shares, and to increase the maximum number of shares that may be covered by stock options or stock appreciation rights granted to a plan participant in a calendar year from 100,000 shares to 500,000 shares.

                            FOR             AGAINST             ABSTAIN
                            [ ]               [ ]                 [ ]

PROPOSAL 3: To approve an amendment to the Company's 1996 Non-Employee
            Directors' Stock Option Plan to increase the size of automatic annual grants of nonstatutory stock options under such plan from 5,000 shares to 7,500 shares.

                            FOR             AGAINST             ABSTAIN
                            [ ]               [ ]                 [ ]

PROPOSAL 4: To ratify the selection of Ernst & Young, LLP as independent auditors of the Company for its fiscal year ending June 30, 2000.

                            FOR             AGAINST             ABSTAIN
                            [ ]               [ ]                 [ ]

PLEASE VOTE, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.

NOTE: Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.

                                  Dated                                   , 1999
                                        ----------------------------------

                                  ----------------------------------------------

                                  ----------------------------------------------
                                                    Signature(s)


                                       2.